Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

To the Board of Directors and Management

Westlake Services, LLC,

dba Westlake Financial Services

4751 Wilshire Blvd., Suite 100

Los Angeles, CA 90010

And

J.P. Morgan Securities LLC

383 Madison Avenue, 31st Floor

New York, NY 10179

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

And

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, NY 10172

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Westlake Services, LLC, dba Westlake Financial Services, referred to herein as the “Company” or “Responsible Party” and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and SMBC Nikko Securities America, Inc., together with the Company, the “Specified Parties” related to their evaluation of certain information with respect to a portfolio of automobile secured receivables in connection with the issuance of automobile receivable-backed notes by Westlake Automobile Receivables Trust 2016-3 (the “Proposed Transaction”). The Company is responsible for its automobile receivable records.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the purpose of this report:

(i)    The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)   The fields in the Loan Data File, signed contract, signed credit application and Title Document shall be herein referred to as “Specified Attributes”;

(iii)  The term “Automobile Loan Contract” means automobile installment sales contracts secured by new and used automobiles;

(iv)  The term “Automobile Loan Contract File” means any file containing the installment sales contract, evidence of title and credit application; and

(v)   The term “Obligor” means the borrower(s) stated on the installment sales contract.

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures

On September 7, 2016, the Company provided us with the preliminary Loan Data File containing 97,506 individual customer loans. At your request, we randomly selected a sample of 101 individual customer loans from the preliminary Loan Data File. On September 28, 2016, the Company provided us with the Loan Data File Containing 69,059 individual customer loans, herein referred to as the “Underlying Assets,” which represent the entire population of the Underlying Assets in the Proposed Transaction. The random sample of 101 underlyings from the Preliminary Loan Data File were also included in the Loan Data File with the same attributes. We were instructed by the Specified Parties to perform the agreed-upon procedures on the Underlying Assets in the Loan Data File.

From September 14, 2016 through September 16, 2016, the Company provided us with certain documentation (the “Source Documents” as listed in the attached Appendix A) related to the respective Underlying Assets.

For each sample of 101 underlyings from the Underlying Assets set forth in the Loan Data File, we compared the Specified Attributes set forth in the Loan Data File to the corresponding Source Documents for the following attributes. They also provided the Automobile Loan Contract Files for the sample of 101 underlyings.

Number	Specified Attribute

1	Name of customer
2	Signed contract
3	Signed credit application
4	Title Document
5	Contract identification number
6	Amount financed
7	Monthly payment
8	Annual Percentage Rate (APR)
9	Required first payment date
10	Original maturity date (calculation)
11	Dealer state
12	Vehicle make
13	Vehicle model
14	Vehicle type
15	Vehicle new or used
16	Vehicle identification number
17	Customer state

We compared Specified Attributes 1 through 9, 11 and 17 to the corresponding information set forth on or derived from the Automobile Loan Contract Files (Contract Files) and to the Customer Service Screen. The term “Customer Service Screen” refers to a screen image that Company’s management represented as information from the Company’s contract accounting system.

We recalculated the Original Maturity Date (Specified Attribute 10) as reflected in the Loan Data File based on the term of the Automobile Loan Contract (Contract) and the due date of the first payment as reflected in the Contract.

We compared the Automobile Segment, which consists of the manufacturer and model of the vehicle, vehicle type, whether it was new or used, and the vehicle identification number (Specified Attributes 12, 13, 14, 15 and 16) on the Title Document to the Customer Service Screen and the Loan Data File.

At the instruction of the Company, for purposes of our procedures:

•                  With respect to Specified Attribute 1, the Company informed us that variations in the name of the customer related to spelling, abbreviation or truncation were deemed acceptable;

•                  With respect to Specified Attribute 4, the term Title Document means, with respect to any automobile, an original certificate of title, lien or other notification (electronic or otherwise) used by the Registrar of Titles in the State of California, or its equivalent of the applicable state, to a secured party that indicates the lien of the secured party on the vehicle is recorded on the original certificate of title. Electronic Title Documents are certificates generated using Dealertrack, the Company’s third-party software program that allows Internet access to the Department of Motor Vehicles records for various states. The Company informed us that certain states do not provide a Title Document of the lienholder. For those states we sighted the Application for the Title Document that was submitted to the appropriate state or sighted the results of the online Title record request from the Bureau of Motor Vehicles of the applicable state;

•                  With respect to Specified Attributes 12 and 13, for the Title Documents that did not indicate the vehicle manufacturer and model, we compared the Automobile Segment to the Customer Service Screen and agreed the information to the Contract; and

•                  With respect to Specified Attribute 15, for the Contracts that did not include an indication of whether or not the vehicle was new or used, we compared the new or used status to the odometer reading on the Title Document or the Odometer Disclosure Statement to determine if the vehicle was new or used. In addition, we were instructed by the Company for the Contracts that did not include the new or used status on the Contract, the Title Document or the Odometer Disclosure Statement, the term “new vehicle” refers to a vehicle with miles less than 100 and the term “used vehicle” refers to a vehicle with miles greater than or equal to 100.

In addition to the procedures described above, for each of the items in the sample of 101 underlyings, we observed the presence or noted the following:

•                  Signed credit application;

•                  Signed Contract;

•                  Title Document; and

•                  The security interest of “Westlake Financial Services”, the Company’s full legal name, is indicated on the Title Document. Per the instruction of the Company the following variations due to spelling, abbreviation or truncation of the full legal name were deemed acceptable: Westlake Financial Service, Westlake Fncl Svcs, Westlake Fncl, West Lake Financial Services, Westlake Fin Serv, Westlake Financial S, Westlake Financial Svcs and Westlake Fncl Svcs Ctn.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding sample of 101 underlyings.

Agreed-Upon Procedures Findings

The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix B. Supplemental information related to the findings is contained in Appendix C.

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

•                  The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•                  The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of collateral securing such assets; and

•                  The compliance of the originator of the assets with federal, state and local laws and regulations.

The engagement, procedures or report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of any disclosures related to the Proposed Transaction or whether any material facts have been omitted from the information provided by the Responsible Party.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data comprising of the Automobile Loan Contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence of ownership of the Automobile Loan Contracts or (iii) reasonableness of any of the aforementioned assumptions or information. The procedures performed were applied based on assumptions and information provided to us by the Specified Parties, without verification or evaluation of such assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided by the Responsible Party is the responsibility of the Company.

We were not engaged to and did not conduct an (i) audit in accordance with generally accepted auditing standards or an (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Board of Directors of the Company, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and SMBC Nikko Securities America, Inc., and is not intended to be, and should not be, used by anyone other than these Specified Parties.

Los Angeles, California

September 30, 2016

Appendix A to Independent Accountant’s Report

on Applying Agreed-Upon Procedures

Issued by RSM US LLP dated September 30, 2016

Specified Attributes and Source Documents

Number	Specified Attribute	Source Documents

1	Name of customer	Automobile loan contract, Title Document
2	Signed contract	Automobile loan contract
3	Signed credit application	Credit application included in the Automobile loan contract file
4	Title Document

Original certificate of title, lien on other notification (electronic or otherwise) used by the Registrar of Titles in the state of California, or its equivalent of the applicable state on an Application for a Title Document. Electronic Title Documents are certificates generated by Dealertrack, a third-party software system.

5	Contract identification number	Automobile loan contract
6	Amount financed	Automobile loan contract
7	Monthly payment	Automobile loan contract
8	Annual Percentage Rate (APR)	Automobile loan contract
9	Required first payment date	Automobile loan contract
10	Original maturity date (calculation)	Automobile loan contract
11	Dealer state	Automobile loan contract
12	Vehicle make	Automobile loan contract, Title Document
13	Vehicle model	Automobile loan contract, Title Document
14	Vehicle type	Automobile loan contract, Title Document
15	Vehicle new or used	Automobile loan contract, Title Document, Odometer Disclosure statement
16	Vehicle identification number	Automobile loan contract, Title Document
17	Customer state	Automobile loan contract

Appendix B to Independent Accountant’s Report

on Applying Agreed-Upon Procedures

Issued by RSM US LLP dated September 30, 2016

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception
Description
Number	Exception Description

1	The name of customer on six Title Documents, or 6% of 101 accounts selected, did not agree to the name on the Contract or Loan Data File (Specified Attribute Number 1)
2	The Title Documents for two accounts, or 2% of 101 accounts selected, were not provided (Specified Attribute Number 4)
3	The vehicle type on one account on the loan data file is blank (Specified Attribute Number 14)

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountant’s Report

on Applying Agreed-Upon Procedures

Issued by RSM US LLP dated September 30, 2016

Supplemental Information Related to the Findings

Set Forth on Appendix B

Exception	Sample
Description	Contract	Obligor Name Per		Name Per Loan
Number	Number	Title Document	Name Per Contract	Data File

1	9873614	[REDACTED]	[REDACTED]	[REDACTED]
1	9227075	[REDACTED]	[REDACTED]	[REDACTED]
1	9806753	[REDACTED]	[REDACTED]	[REDACTED]
1	9670650	[REDACTED]	[REDACTED]	[REDACTED]
1	9789375	[REDACTED]	[REDACTED]	[REDACTED]
1	9804548	[REDACTED]	[REDACTED]	[REDACTED]

Exception	Sample
Description	Contract
Number	Number

2	9822615
2	9893061

Exception	Sample			Vehicle Type
Description	Contract	Vehicle Type	Vehicle Type	Per Customer
Number	Number	Per Loan Data File	Per Title Document	Service Screen

3	9885130	Blank	Wagon	Wagon